                                                                    EXHIBIT 99.1


CASE NAME:     KEVCO, INC.                                         ACCRUAL BASIS

CASE NUMBER:   401-40783-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2001
                                         ------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                               EXECUTIVE VICE PRESIDENT AND
/s/ Wilford W. Simpson                            CHIEF FINANCIAL OFFICER
---------------------------------------      ---------------------------------
Original Signature of Responsible Party                   Title

WILFORD W. SIMPSON                                     JULY 5, 2001
---------------------------------------      ---------------------------------
Printed Name of Responsible Party                          Date


PREPARER:

/s/ Dennis S. Faulkner                            ACCOUNTANT FOR DEBTOR
---------------------------------------      ---------------------------------
Original Signature of Preparer                            Title

DENNIS S. FAULKNER                                     JULY 5, 2001
---------------------------------------      ---------------------------------
Printed Name of Preparer                                   Date

CASE NAME:     KEVCO, INC.                                    ACCRUAL BASIS - 1

CASE NUMBER:   401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                                        SCHEDULED              MONTH
ASSETS                                                                    AMOUNT              MAY-01          MONTH       MONTH
------                                                                  ---------             ------          -----       -----

1.     Unrestricted Cash (FOOTNOTE)                                          1,000              1,000
2.     Restricted Cash
3.     Total Cash                                                            1,000              1,000
4.     Accounts Receivable (Net)
5.     Inventory
6.     Notes Receivable
7.     Prepaid Expenses
8.     Other (Attach List)                                                 459,000          2,453,000
9.     Total Current Assets                                                460,000          2,454,000
10.    Property, Plant & Equipment
11.    Less: Accumulated Depreciation/Depletion
12.    Net Property, Plant & Equipment
13.    Due From Insiders
14.    Other Assets - Net of Amortization (Attach List)                  4,790,071          6,974,466
15.    Other (Attach List)                                             613,299,110        310,687,331
16.    Total Assets                                                    618,549,181        320,115,797

POST PETITION LIABILITIES

17.    Accounts Payable
18.    Taxes Payable
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                                                 44,666,278
23.    Total Post Petition Liabilities                                                     44,666,278

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                                          75,885,064         38,219,089
25.    Priority Debt
26.    Unsecured Debt
27.    Other (Attach List)                                             136,505,780        141,833,049
28.    Total Pre Petition Liabilities                                  212,390,844        180,052,138
29.    Total Liabilities                                               212,390,844        224,718,416

EQUITY

30.    Pre Petition Owners' Equity                                                        406,158,337
31.    Post Petition Cumulative Profit Or (Loss)                                           (1,264,822)
32.    Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                          (309,496,134)
33.    Total Equity                                                                        95,397,381
34.    Total Liabilities and Equity                                                       320,115,797

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                                    SUPPLEMENT TO

CASE NUMBER:   401-40783-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                           SCHEDULED              MONTH
ASSETS                                                       AMOUNT              MAY-01          MONTH       MONTH
------                                                     ---------             ------          -----       -----

A.      Prepaid Escrowed Retention Pmts.                      459,000            253,000
B.      Receivable from Adorn (FOOTNOTE)                                       2,200,000
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                  459,000          2,453,000

A.      Capitalized loan costs                              4,790,071          4,470,981
B.      Investment in Subsidiaries                                             2,503,485
C.
D.
E.

TOTAL OTHER ASSETS NET OF                                   4,790,071          6,974,466
AMORTIZATION - LINE 14
A.      Intercompany Receivables (FOOTNOTE)               306,649,555
B.      Interco. Promissory Note (FOOTNOTE)               235,981,314        235,981,314
C.      Interco. Royalties (FOOTNOTE)                      70,668,241         74,706,017
D.
E.

TOTAL OTHER ASSETS -  LINE 15                             613,299,110        310,687,331

POST PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)                                          40,103,938
B.      Accrued Interest on Notes/Bonds                                        4,562,340
C.
D.
E.

TOTAL OTHER POST PETITION                                                    44,666,278
LIABILITIES - LINE 22

PRE PETITION LIABILITIES

A.      Interco. Liabilities (FOOTNOTE)                     8,005,780          8,005,780
B.      10 3/8% Sr. Sub. Notes                            105,000,000        105,000,000
C.      Senior Sub. Exchangeable Notes                     23,500,000         23,500,000
D.      Accrued Interest on Notes/Bonds                                        5,327,269
E.

TOTAL OTHER PRE PETITION                                  136,505,780        141,833,049
LIABILITIES - LINE 27

CASE NAME:     KEVCO, INC.                                  ACCRUAL BASIS - 2

CASE NUMBER:   401-40783-BJH-11

INCOME STATEMENT

                                                         MONTH                                                       QUARTER
REVENUES                                                MAY-01             MONTH               MONTH                  TOTAL
--------                                                ------             -----               -----                 -------

1.    Gross Revenues
2.    Less: Returns & Discounts
3.    Net Revenue

COST OF GOODS SOLD

4.    Material
5.    Direct Labor
6.    Direct Overhead
7.    Total Cost Of Goods Sold
8.    Gross Profit

OPERATING EXPENSES

9.    Officer / Insider Compensation
10.   Selling & Marketing
11.   General & Administrative
12.   Rent & Lease
13.   Other (Attach List)
14.   Total Operating Expenses
15.   Income Before Non-Operating
      Income & Expense

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                       23,197                                                      23,197
17.   Non-Operating Expense (Att List)
18.   Interest Expense                                   1,640,768                                                   1,640,768
19.   Depreciation / Depletion
20.   Amortization
21.   Other (Attach List)
22.   Net Other Income & Expenses                       (1,617,571)                                                 (1,617,571)

REORGANIZATION EXPENSES

23.   Professional Fees
24.   U.S. Trustee Fees
25.   Other (Attach List)
26.   Total Reorganization Expenses
27.   Income Tax
28.   Net Profit (Loss)                                 (1,617,571)                                                 (1,617,571)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                                    SUPPLEMENT TO

CASE NUMBER:   401-40783-BJH-11                             ACCRUAL BASIS - 2

INCOME STATEMENT

                                                       MONTH                                                  QUARTER
OPERATING EXPENSES                                    MAY-01             MONTH               MONTH             TOTAL
------------------                                    ------             -----               -----            -------

A.
B.
C.
D.
E.

 TOTAL OTHER OPERATING
   EXPENSES - LINE 13

OTHER INCOME & EXPENSES

A.     Interco. Interest Income (FOOTNOTE)             23,197                                                   23,197
B.
C.
D.
E.

TOTAL NON-OPERATING INCOME -
         LINE 16                                       23,197                                                   23,197

A.
B.
C.
D.
E.

 TOTAL NON-OPERATING
  EXPENSE - LINE 17

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.

TOTAL OTHER REORGANIZATION
  EXPENSES - LINE 25

CASE NAME:     KEVCO, INC.                                  ACCRUAL BASIS - 3

CASE NUMBER:   401-40783-BJH-11

CASH RECEIPTS AND                                      MONTH                                                  QUARTER
DISBURSEMENTS                                         MAY-01             MONTH               MONTH             TOTAL
-----------------                                     ------             -----               -----            -------

1.   Cash - Beginning Of Month                        SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                   SUPPLEMENT TO ACCRUAL BASIS - 3
                                             MAY, 2001
CASE NUMBER:   401-40783-BJH-11              CASH RECEIPTS AND DISBURSEMENTS

                                             DIST LP        MFG          MGMT      HOLDING       COMP     KEVCO INC      TOTAL
                                            ----------   ----------   ----------  ----------  ----------  ----------   ----------

 1    CASH-BEGINNING OF MONTH                       --      (66,617)  15,894,069       5,010       6,050       1,000   15,839,512

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                    --           --                                                            --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                  --           --                                                            --
 4    POST PETITION                          1,632,245    3,693,478                                                     5,325,723

 5    TOTAL OPERATING RECEIPTS               1,632,245    3,693,478           --          --          --          --    5,325,723

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                           --                                                            --
 7    SALE OF ASSETS                         4,482,109      484,077                                                     4,966,186
 8    OTHER                                     90,909           --      157,652          --          --     106,188      354,749
       INTERCOMPANY TRANSFERS                 (478,997)  (1,518,081)   2,103,266          --          --    (106,188)          --
                SALE EXPENSE REIMBURSEMENT
                LIFE INSURANCE CASH VALUE                                107,606
                RENT                            32,000
                TAX REFUND                                                                                   106,188
                MISC                            58,909                                                --
                INTEREST INCOME                                           50,046

 9    TOTAL NON OPERATING RECEIPTS           4,094,021   (1,034,004)   2,260,918          --          --          --    5,320,935

10    TOTAL RECEIPTS                         5,726,266    2,659,474    2,260,918          --          --          --   10,646,658

11    CASH AVAILABLE                         5,726,266    2,592,857   18,154,987       5,010       6,050       1,000   26,486,170

   OPERATING DISBURSEMENTS
12    NET PAYROLL                              700,664      526,941      203,943                                        1,431,548
13    PAYROLL TAXES PAID                                         --      647,797                                          647,797
14    SALES, USE & OTHER TAXES PAID             11,522           --           --                                           11,522
15    SECURED/RENTAL/LEASES                    177,239       36,916       37,642                                          251,797
16    UTILITIES                                 67,692       10,668       66,785                                          145,145
17    INSURANCE                                 14,687           --      490,925                                          505,612
18    INVENTORY PURCHASES                       10,627    1,173,682           --                                        1,184,309
19    VEHICLE EXPENSE                           17,018       16,375           --                                           33,393
20    TRAVEL                                     9,370       25,190          864                                           35,424
21    ENTERTAINMENT                              4,182          524          107                                            4,813
22    REPAIRS & MAINTENANCE                     10,148       28,139           --                                           38,287
23    SUPPLIES                                   1,839       16,336       12,624                                           30,799
24    ADVERTISING                                   --           --           --                                               --
25    OTHER                                  4,701,250      742,608      235,456          --          --          --    5,679,314
              LOAN PAYMENTS                  4,482,109      484,077           --                                        4,966,186
                FREIGHT                         87,851      144,842                                                       232,693
                CONTRACT LABOR                   1,183          346       59,580                                           61,109
                401 K PAYMENTS                                   --       54,196                                           54,196
                PAYROLL TAX ADVANCE ADP                                                                                        --
                WAGE GARNISHMENTS                                                                                              --
                MISC                           130,107      113,343      121,680                                          365,130

26    TOTAL OPERATING DISBURSEMENTS          5,726,238    2,577,379    1,696,143          --          --          --    9,999,760

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                          --      196,900                                          196,900
28    US TRUSTEE FEES                                            --                                                            --
29    OTHER                                                                                                                    --
30    TOTAL REORGANIZATION EXPENSE                  --           --      196,900          --          --          --      196,900

31    TOTAL DISBURSEMENTS                    5,726,238    2,577,379    1,893,043          --          --          --   10,196,660

32    NET CASH FLOW                                 28       82,095      367,875          --          --          --      449,998

33    CASH- END OF MONTH                            28       15,478   16,261,944       5,010       6,050       1,000   16,289,510

CASE NAME:     KEVCO, INC.                                  ACCRUAL BASIS - 4

CASE NUMBER:   401-40783-BJH-11

                                                 SCHEDULED                 MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT                 MAY-01                MONTH             MONTH
-------------------------                        ---------                ------                -----             -----

1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)

AGING OF POST PETITION                                     MONTH:     MAY-01
TAXES AND PAYABLES                                               ---------------

                               0 - 30             31 - 60                 61 - 90               91 +
TAXES PAYABLE                   DAYS                DAYS                   DAYS                 DAYS              TOTAL
-------------                  ------             -------                 -------               ----              -----

1.   Federal
2.   State
3.   Local
4.   Other (Attach List)
5.   Total Taxes Payable
6.   Accounts Payable

                                                           MONTH:     MAY-01
                                                                 ---------------

STATUS OF POST PETITION TAXES

                                          BEGINNING TAX     AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                     LIABILITY*       AND/OR ACCRUED      (AMOUNT PAID)      LIABILITY
-------                                   -------------     ---------------      -------------     ----------

1.   Withholding **
2.   FICA - Employee **
3.   FICA - Employer **
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes

STATE AND LOCAL

8.   Withholding
9.   Sales
10.  Excise
11.  Unemployment
12.  Real Property
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local
16.  Total Taxes

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                                  ACCRUAL BASIS - 5

CASE NUMBER:   401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:     MAY-01
                                                                 ---------------

BANK RECONCILIATIONS                                Account # 1        Account # 2
--------------------                                -----------        -----------
A.   BANK:                                        Bank of America                        Other Accounts          TOTAL
B.   ACCOUNT NUMBER:                                3750768521                            (Attach List)
C.   PURPOSE (TYPE):                                DIP Account
1.   Balance Per Bank Statement                               1,000                                              1,000
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books                              1,000                                              1,000
6.   Number of Last Check Written                       N/A

INVESTMENT ACCOUNTS

                                                    DATE OF             TYPE OF
BANK, ACCOUNT NAME & NUMBER                         PURCHASE           INSTRUMENT        PURCHASE PRICE       CURRENT VALUE
---------------------------                         --------           ----------        --------------       -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments

CASH

12.  Currency On Hand
13.  Total Cash - End of Month                                                                                       1,000

This form     does  X  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:     KEVCO, INC.                                  ACCRUAL BASIS - 6

CASE NUMBER:   401-40783-BJH-11

                                                           MONTH:     MAY-01
                                                                 ---------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                       TYPE OF         AMOUNT         TOTAL PAID
              NAME                     PAYMENT          PAID           TO DATE
              ----                     -------         ------         ----------

1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                   TOTAL
                                        AUTHORIZING       AMOUNT        AMOUNT      TOTAL PAID       INCURRED
              NAME                        PAYMENT        APPROVED        PAID        TO DATE        & UNPAID *
              ----                      -----------      --------       ------      ----------      ----------

1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals

    * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                             SCHEDULED       AMOUNTS         TOTAL
                                              MONTHLY         PAID           UNPAID
                                              PAYMENTS        DURING          POST
         NAME OF CREDITOR                       DUE           MONTH         PETITION
         ----------------                    ---------       -------        --------

1.    Bank of America (FOOTNOTE)                            3,680,978      38,219,089
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                                 3,680,978      38,219,089

This form  x  does     does not have related footnotes on Footnotes Supplement.
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

CASE NAME:     KEVCO, INC.                                  ACCRUAL BASIS - 7

CASE NUMBER:   401-40783-BJH-11

                                                           MONTH:     MAY-01
                                                                 ---------------

QUESTIONNAIRE

                                                                                        YES         NO
                                                                                        ---         --

1.       Have any Assets been sold or transferred outside the normal course of
         business this reporting period?                                                            X

2.       Have any funds been disbursed from any account other than a debtor in
         possession account?                                                                        X

3.       Are any Post Petition Receivables (accounts, notes, or loans) due from
         related parties?                                                                           X

4.       Have any payments been made on Pre Petition Liabilities this reporting
         period?                                                                         X

5.       Have any Post Petition Loans been received by the debtor from any
         party?                                                                                     X

6.       Are any Post Petition Payroll Taxes past due?                                              X

7.       Are any Post Petition State or Federal Income Taxes past due?                              X

8.       Are any Post Petition Real Estate Taxes past due?                                          X

9.       Are any other Post Petition Taxes past due?                                                X

10.      Are any amounts owed to Post Petition creditors delinquent?                                X

11.      Have any Pre Petition Taxes been paid during the reporting period?                         X

12.      Are any wage payments past due?                                                            X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                        YES         NO
                                                                                        ---         --

1.       Are Worker's Compensation, General Liability and other necessary
         insurance coverages in effect?                                                  X

2.       Are all premium payments paid current?                                          X

3.       Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

   TYPE OF POLICY                     CARRIER                          PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
   --------------                     -------                          --------------            --------------------------

General Liability                  Liberty Mutual                       9/1/00-9/1/01             Annual          $313,520

Umbrella                           National Union                       6/1/00-9/1/01             Annual          $103,349

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                               FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40783-BJH-11                             ACCRUAL BASIS

                                                           MONTH:     MAY-01
                                                                 ---------------

ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER          FOOTNOTE/EXPLANATION
------         -----------          --------------------

1                   1               Pursuant to the February 12, 2001 Order (1) Authorizing Continued
3                   1               Use of Existing Forms and Records; (2) Authorizing Maintenance of
                                    Existing Corporate Bank Accounts and Cash Management System; and
                                    (3) Extending Time to Comply with 11 U.S.C. Section 345
                                    Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is
                                    administered by, and held in the name of Kevco Management Co.
                                    Accordingly, all cash receipts and disbursements flow through
                                    Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to
                                    Accrual Basis -3.

1                   8D              (A) Pursuant to an Asset Purchase Agreement approved by the
1                  11A              Court on February 23, 2001 and effective as of the same date
1                  24               among Kevco, Inc., Kevco Manufacturing, LP, Wingate Management
6                   1               Co. II, LP and Adorn LLC, certain assets and liabilities of
7                   4               Design Components, a division of Kevco Manufacturing, LP (Case
                                    No. 401-40784-BJH-11), were transferred to Adorn, LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of Kevco Manufacturing,
                                    LP's unsecured pre-petition liabilities, $3.5 million of
                                    accounts receivable, $5 million of inventory and $2.2 million
                                    (book value) of property and equipment. Payment was made
                                    directly to Bank of America, the secured lender, thereby
                                    reducing pre-petition secured debt.

                                    (B) Pursuant to an Asset Purchase Agreement approved by the
                                    Court on April 3, 2001 and effective as of the same date,
                                    Universal Forest Products Eastern Division, Inc. purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood Components Division operates)
                                    of the Sunbelt division of Kevco Manufacturing, LP.
                                    Approximately $7 million in sales proceeds were paid directly to
                                    Bank of America thereby reducing pre-petition secured debt.

                                    (C) Debtor paid $15 million from available cash during April to
                                    Bank of America to reduce pre-petition secured debt.

                                    (D) The increase in intercompany payables in May is due to the sale of the South Region of Kevco Distribution, LP. Although
                                    Kevco, Inc. carries the secured debt on its books, Kevco
                                    Management maintains the DIP cash account which results in an intercompany transaction.

                                    (E) Pursuant to an Asset Purchase Agreement approved by the
                                    Court on April 25, 2001 and effective as of April 30, 2001,
                                    Alliance Investment and Management Company, Inc. purchased most of the assets (inventory, equipment, machinery and two of seven facilities) of the South Region of Kevco Distribution, LP.
                                    Approximately $4 million in sales proceeds were paid directly to
                                    Bank of America thereby reducing pre-petition secured debt.

1                15A,B,C            Intercompany assets were inadvertently doubled on Debtor's
1                  32               Schedules. The adjustment to equity in February corrects the error.

1                 15B,C             Intercompany receivables/payables are from/to co-debtors Kevco
1                  22A              Management Co. (Case No. 401-40788-BJH), Kevco Distribution, LP
1                  27A              (Case No. 401-40789-BJH)' Kevco Holding, Inc. (Case No.
2                  16A              401-40785-BJH), DCM Delaware, Inc. (Case No. 401-40787-BJH),
                                    Kevco GP, Inc. (Case No. 401-40786-BJH), Kevco Components, Inc.
                                    (Case No. 401-40790-BJH), and Kevco Manufacturing, LP. (Case No.
                                    401-40784-BJH).
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